UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2018

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Asia Pacific Global Capital Co., Ltd. (“Parent”), a limited liability company incorporated in the People’s Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People’s Republic of China (together with its affiliates, “China Oceanwide”), and Asia Pacific Global Capital USA Corporation (“Merger Sub”), a Delaware corporation and an indirect, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC (“Asia Pacific Insurance”) which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into the Company with the Company surviving the merger as an indirect, wholly-owned subsidiary of Asia Pacific Insurance (the “Merger”). In addition to the Merger Agreement, the Company, Parent and Merger Sub have entered into that certain (i) Waiver and Agreement, dated as of August 21, 2017, (ii) Second Waiver and Agreement, dated as of November 29, 2017, (iii) Third Waiver and Agreement, dated as of February 23, 2018; (iv) Fourth Waiver and Agreement, dated as of March 27, 2018, (v) Fifth Waiver and Agreement, dated as of June 28, 2018 and (vi) Sixth Waiver and Agreement, dated as of August 14, 2018. Capitalized terms used but not defined in the Current Report on Form 8-K have the meanings ascribed to such terms under the Merger Agreement.

On November 30, 2018, the Company, Parent and Merger Sub entered into a Seventh Waiver and Agreement (the “Waiver Agreement”) pursuant to which the Company and Parent each agreed to extend the End Date (as defined under the Merger Agreement) to January 31, 2019, and accordingly waive until January 31, 2019 its right to terminate the Merger Agreement and abandon the Merger due to a failure of the Merger to have been consummated on or before December 1, 2018.

In addition, pursuant the Waiver Agreement, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, acknowledges that as of November 30, 2018, there has been no breach of the Merger Agreement on the part of the other party and irrevocably waives any claim against such other party based upon or arising out of any actual or alleged breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement based upon the facts or circumstances existing or occurring on or prior to November 30, 2018.

The foregoing description of the Waiver Agreement is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

As previously announced, the parties continue to target closing the transaction in the fourth quarter of 2018. However, the parties recognize that securing all required regulatory approvals could extend into early 2019. The execution of the Waiver Agreement provides additional time, if necessary, to satisfy all outstanding closing conditions. The closing of the transaction remains subject to certain conditions, including the receipt of required regulatory approvals in the U.S., China and other international jurisdictions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Seventh Waiver and Agreement, dated as of November 30, 2018, among the Company, Parent and Merger Sub

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to January 31, 2019 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond January 31, 2019) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that the parties will not be able to obtain other regulatory approvals, including in connection with the parties’ intent to seek approval of the Oceanwide transaction with no unstacking, a potential alternative funding structure or in connection with the current geo-political environment; (iv) the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; (v) the risk that a condition to closing of the transaction may not be satisfied; (vi) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vii) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transaction; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiv) the amount of the costs, fees, expenses and other charges related to the transaction; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2018	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel